UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2013

Mesa Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 22, 2013, Mesa Energy Holdings, Inc. (“Mesa”) issued a press release relating to the dissemination of its definitive proxy statement. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.

The definitive proxy statement provides information relating to the proposed sale by Mesa to Armada Oil, Inc. of 100% of the issued and outstanding shares of Mesa Energy, Inc., a wholly owned subsidiary of Mesa, which shares constitute substantially all of the assets of Mesa (the “Acquisition”).

Additional Information and Where to Find It

Mesa and Armada have filed with the U. S. Securities and Exchange Commission (the “SEC”) a joint Registration Statement on Form S-4/proxy statement covering securities to be issued in the Acquisition, which become effective March 15, 2013. A definitive proxy statement relating to the solicitation of written consents to the proposed Acquisition is currently being disseminated to Mesa stockholders. Mesa stockholders are urged to read the definitive proxy statement and related documents because they contain important information relating to the proposed Acquisition. The definitive proxy statement and related documents have been filed with the SEC and they are available for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Mesa is available to stockholders in the definitive proxy statement.

Forward-Looking Statements

This Report and its exhibit contain forward-looking statements, including with respect to a proposed business combination between Mesa and Armada. Those statements and statements made in this release that are not historical in nature, including those related to future synergies, competitive advantages and profitability, constitute forward-looking statements. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and Mesa’s or Armada’s actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the risks and uncertainties, including: difficulties, delays or unexpected costs with respect to, or the inability to consummate, the proposed business combination referred to in this Report and its exhibit. All forward-looking statements included in this Report and its exhibit are made as of the date of this Report, and neither Mesa nor Armada assumes any obligation to update any such forward-looking statements.

No Offer or Solicitation to Sell

This Report and its exhibit shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 22, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Date: March 22, 2013	By:	/s/ Randy M. Griffin
		Name:	Randy M. Griffin
		Title:	Chief Executive Officer

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